UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

Tandem Diabetes Care, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.1. Election of three Class I directors:O Kim D. BlickenstaffO Howard E. Greene, Jr.O Christopher J. Twomey2. To ratify the appointment of Ernst & Young LLP as our independentregistered public accounting firm for our fiscal year endingDecember 31, 2017.3. To transact such other business as may properly come before the meeting or anyadjournments or postponements thereof.In their discretion, the proxies are authorized to vote upon such other business asmay properly come before the Annual Meeting. This proxy when properly executedwill be voted as directed herein by the undersigned Stockholder. if no direction ismade, this proxy will be voted “fOR all NOmiNEEs” in proposal 1 and “fOR”proposal 2.FOR AGAINST ABSTAINFOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:JOhN smiTh1234 maiN sTREETapT. 203NEW YORK, NY 10038NOmiNEEs:aNNUal mEETiNG Of sTOcKhOldERs OfTaNdEm diaBETEs caRE, iNc.may 16, 2017iNTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.TElEphONE - Call toll-free 1-800-pROXiEs (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries from anytouch-tone telephone and follow the instructions. Have your proxycard available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.mail - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.iN pERsON - You may vote your shares in person by attendingthe Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access.pROXY vOTiNG iNsTRUcTiONsPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.ThE BOaRd Of diREcTORs REcOmmENds a vOTE "fOR" ThE ElEcTiON Of Each Of ThE diREcTOR NOmiNEEs aNd "fOR" pROpOsal 2.plEasE siGN, daTE aNd RETURN pROmpTlY iN ThE ENclOsEd ENvElOpE. plEasE maRK YOUR vOTE iN BlUE OR BlacK iNK as shOWN hERE x------------------ ----------------20330000000000000000 9 051617cOmpaNY NUmBERaccOUNT NUmBERNOTicE Of iNTERNET availaBiliTY Of pROXY maTERials:The Notice of Meeting, proxy statement and proxy cardare available at http://www.astproxyportal.com/ast/18636

1. Election of three Class I directors:Kim D. BlickenstaffHoward E. Greene, Jr.Christopher J. Twomey2. To ratify the appointment of Ernst & Young LLP as our independent registered publicaccounting firm for our fiscal year ending December 31, 2017.3. To transact such other business as may properly come before the meeting or anyadjournments or postponements thereof.nomineeS:important notice regarding the availability of Proxy materials for the annual meeting of Stockholders oftanDem DiaBeteS Care, inC.to Be held on:tuesday, may 16, 2017 at 3:00 p.m. Pacific timeat 11045 roselle St., San Diego, California 92121this communication presents only an overview of the more complete proxy materials that are available to you on the internet. weencourage you to access and review all of the important information contained in the proxy materials before voting.if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting acopy. to facilitate timely delivery, please make the request as instructed below before may 5, 2017.Please visit http://www.astproxyportal.com/ast/18636, where the following materials are available for view:• Notice of Annual Meeting of Stockholders• Proxy Statement• Form of Electronic Proxy Card• Annual Report on Form 10-Kto oBtain teLePhone: 888-Proxy-na (888-776-9962) or 718-921-8562 (for international callers)ProXY materiaLS: e-maiL: info@amstock.comweBSite: https://us.astfinancial.com/proxyservices/requestmaterials.aspto Vote: onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screeninstructions or scan the QR code with your smartphone. You may enter your voting instructions atwww.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.in PerSon: You may vote your shares in person by attending the Annual Meeting.teLePhone: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtainthe toll free number to call.maiL: You may request a card by following the instructions above.ComPanY nUmBeraCCoUnt nUmBerControL nUmBerJohn Smith1234 main StreetaPt. 203new York, nY 10038Please note that you cannot use this notice to vote by mail.